Exhibit 23.5



                                 AIRCRAFT VALUE ANALYSIS COMPANY
                                      CONSENT OF APPRAISER

We consent to the use of our reports included herein and to the references to our firm in the Morgan Stanley Aircraft Finance Registration Statement on Form S-1 (file number 333-56575) to be filed with the Securities and Exchange Commission.

Dated: 24 October, 2000



                                             AIRCRAFT VALUE ANALYSIS COMPANY

                                             By: /s/ P. Leighton
                                                ----------------------------
                                                Name:  P. Leighton
                                                Title  Managing Director